UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) APRIL 21, 2003

                              VARSITY BRANDS, INC.
                              --------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

             DELAWARE              0-19298             22-2890400
          ---------------        ------------      -------------------
          (STATE OR OTHER        (COMMISSION         (IRS EMPLOYER
          JURISDICTION OF        FILE NUMBER)      IDENTIFICATION NO.)
           INCORPORATION)


          6745 LENOX CENTER COURT, SUITE 300, MEMPHIS, TENNESSEE 38115
          ------------------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (901) 387-4300
                                                           --------------

                                 NOT APPLICABLE
                                 --------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Item 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

                  On April 21, 2003, Varsity Brands, Inc. ("Varsity" or the "Company") entered into a definitive Agreement and Plan of Merger (the "Merger Agreement") with VBR Holding Corporation and VB Merger Corporation, each of which are wholly-owned subsidiaries of an affiliate of Leonard Green & Partners, L.P. Pursuant to the Merger Agreement, the Company will be merged with VB Merger Corporation, and the Company shall continue its existence as the surviving corporation. The Company's stockholders will receive $6.57 per share in cash upon the closing of the transaction. Certain members of management will, upon closing of the transaction, exchange a portion of their equity holdings for equity in the surviving corporation.

                  The consummation of the merger is subject to certain terms and conditions customary to transactions of this type, including receipt of stockholder approval and anti-trust clearance. The closing of the transaction is also subject to the successful completion of a tender offer for a majority of the Company's outstanding 10.5% senior notes due 2007. The closing of the transaction is not subject to financing. The Company's management and certain members of the Board of Directors, who collectively own approximately 47% of the outstanding shares of the Company's common stock, have agreed to vote their shares in favor of the merger.

                  The information set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement and form of Voting Agreement, copies of each of which are annexed hereto as Exhibits 2.1 and 2.2, respectively, and are incorporated herein by reference.

                  On April 21, 2003, the Company issued a press release announcing signing of the Merger Agreement. A copy of the press release is annexed hereto as Exhibit 99.1 and is incorporated herein by reference.

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


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

               The following are filed as Exhibits to this Current Report on Form 8-K.

               2.1  The  Agreement  and  Plan of  Merger  by and  among  Varsity
                    Brands,   Inc.,  VBR  Holding   Corporation  and  VB  Merger
                    Corporation, dated as of April 21, 2003

               2.2 Form of Voting Agreement by and between certain stockholders of Varsity Brands, Inc. and VBR Holding Corporation, dated as of April 21, 2003

               99.1 Press Release dated April 21, 2003 issued by Varsity Brands,
                    Inc.


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



                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            VARSITY BRANDS, INC.



                                            By:      /s/JEFFREY G. WEBB
                                                     ------------------
                                                     Jeffrey G. Webb
                                                     Chief Executive Officer and
                                                     President

                                                     /s/JOHN NICHOLS
                                                     ---------------
                                                     John Nichols
                                                     Chief Financial Officer



Dated: April 22, 2003




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